UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 11, 2005
                Date of Report (Date of earliest event reported)

                             CELERITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                  814-00631                               52-2050585
           --------                                  ---------                               ----------
(State or other jurisdiction of              (Commission file number)           (I.R.S. Employer Identification No.)
incorporation or organization)


        122 Perimeter Park Drive
       Knoxville, Tennessee 37922                                        37922
       --------------------------                                        -----
(Address of principal executive offices)                              (Zip Code)


                                 (865) 539-5300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On February 11, 2005, Celerity Systems, Inc. (the "Company") became entitled to receive a distribution of $5,240,000 from Yorkville Advisors Management, LLC ("Yorkville") in connection with the Company's Preferential Rights Membership Interest in Yorkville, pursuant to the terms of Yorkville's Limited Liability Company Agreement, as amended. Accordingly, upon its receipt of the distribution, the Company will no longer have any ownership interest in Yorkville. The Company's receipt of the Preferential Rights Membership Interest was precipitated by the Managing Member of Yorkville announcing that Yorkville will begin winding up its affairs and is expected to dissolve later this year due to recently adopted rules and rule amendments by the Securities and Exchange Commission.

         The Company's ownership interest in Yorkville was originally a minority Common Membership Interest. Pursuant to the terms of a Second Amendment to the Limited Liability Company Agreement of Yorkville entered into on January 31, 2005 among Yorkville and the other equity owners of Yorkville, the Company's minority Common Membership Interest was reconstituted as Preferential Rights Interest. As a result, the Company became entitled to receive dividends and other distributions out of Yorkville's available assets in an amount up to the purchase price paid by the Company for its original Common Membership Interest. The $5,240,000 preferential distribution to be received by the Company represents the entire purchase price paid by the Company for its original Common Membership Interest.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 18, 2005                       CELERITY SYSTEMS INC.



                                                 By: /s/ Robert Legnosky
                                                    ----------------------------
                                                 Name:   Robert Legnosky
                                                 Title:  President